UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 11, 2013

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Nowlin Lane - Suite 101, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(zip code)

(423) 510-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The Dixie Group, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K (the “Original Report”) filed on November 15, 2013 to update the disclosure contained in the Original Report after the filing of the Company’s annual report on Form 10-K for the fiscal year ended December 28, 2013 and the issuance of the reports of Ernst & Young LLP  on the Company’s consolidated financial statements as of December 28, 2013 and December 29, 2012 and for the three years in the period ended December 28, 2013 and the effectiveness of internal control over financial reporting as of December 28, 2013 included in the Form 10-K. The Company's 2013 Form 10-K was filed on March 12, 2014.

ITEM 4.01    Change in Registrant's Certifying Accountant

As previously reported in the Company’s Current Report on Form 8-K filed November 15, 2013, on November 11, 2013, the Audit Committee confirmed its engagement of Ernst & Young LLP (“E&Y”) to audit the Company’s consolidated financial statements as of and for the year ended December 28, 2013, and the effectiveness of the Company’s internal control over financial reporting as of December 28, 2013. Upon completion of all procedures related to filing the Company’s Annual Report on Form 10-K for the year ended December 28, 2013, the engagement of E&Y ended on March 12, 2014.

E&Y's reports on the Registrant's financial statements for the fiscal years ended December 28, 2013, December 29, 2012 and December 31, 2011 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 28, 2013, December 29, 2012 and December 31, 2011 and the subsequent periods through the date of this report, (i) there were no disagreements between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On March 13, 2014, the Registrant provided E&Y with a copy of the disclosures it is making in this report in response to Item 4.01 of Form 8-K, and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from E&Y, dated March 17, 2014, is filed as Exhibit 16 to this report.

Item 9.01    Financial Statements and Exhibits

16	Letter from Ernst & Young LLP regarding statements included in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014	THE DIXIE GROUP, INC.

/s/ Jon A. Faulkner
Jon A. Faulkner
Chief Financial Officer